UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2018

GOLD TORRENT, INC.

(Exact name of Registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation or organization)

000-53872	06-1791524
(Commission File Number)	(I.R.S. Employer Identification No.)

960 Broadway Avenue, Suite 530, Boise, Idaho 83706

(Address of Office)

(208) 343-1413

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

ITEM 4.02         NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REPORT

On January 9, 2018, the Board of Directors (the “Board”) of Gold Torrent, Inc. (the “Company”), upon the recommendation of the Company’s management, determined that the unaudited financial statements as of and for the quarterly period ended September 30, 2017 (the “Quarterly Financial Statements”), previously filed by the Company with the Securities and Exchange Commission (the “SEC”) on a Form 10-Q, should no longer be relied upon.

The Board, who also performs the functions of an audit committee for the Company, has determined that the Quarterly Financial Statements should no longer be relied upon because after consultations with the Company’s management the Board determined that the costs associated with the development of the Company’s mining property in the Willow Creek mining district in the Matanuska-Susitna region of Alaska incurred during the periods covered by the Quarterly Financial Statements should have been reflected in the Quarterly Financial Statements as expenses as opposed to capitalized costs. Consequently, the Board has determined that these Quarterly Financial Statements will need to be restated to reflect this revised position. The Company currently expects its total expenses for the three month period ended September 30, 2017 to increase from $654,330, as reported in the Quarterly Financial Statements to $2,552,403 and from $3,005,992 as reported in the Quarterly Financial Statements for the six month period ended September 30, 2017 to $5,218,799 as a result of this change in position. The Company expects this change to increase its net loss, net loss attributable to non-controlling interest, net loss attributable to the stockholders of the Company, and net loss per share over the applicable periods in its Interim Consolidated Statement of Operations, and to result in corresponding changes to the Company’s Interim Consolidated Balance Sheets and Interim Consolidated Statement of Cash Flows contained in the Quarterly Financial Statements.

The Company intends to restate the Quarterly Financial Statements to reflect these changes and plans to file such restated Quarterly Financial Statements on an amended Form 10-Q with the SEC as soon as practicable. Additionally, the restated Quarterly Financial Statements will be included with the proxy statement/prospectus forming part of Amendment No. 3 to the Registration Statement on Form S-4 to be filed with the SEC by Gold Torrent (Canada) Inc. (“Gold Torrent Canada”) in connection with the planned merger of the Company and Gold Torrent Canada (the “Redomicile Transaction”).

The Company’s management and the Board have discussed the matters disclosed under this Item 4.02 with Morgan & Company LLP, the Company’s independent registered public accounting firm.

Cautionary Statement Regarding Forward Looking Statements

This current report on Form 8-K contains “forward-looking statements” that are subject to risks and uncertainties. Such forward-looking statements typically can be identified by the use of words such as “expect,” “estimate,” “anticipate,” “forecast,” “intend,” “project,” “target,” “plan,” “believe” and similar terms and expressions. Forward-looking statements are based on current expectations and assumptions. Although the Company believes that its expectations and assumptions are reasonable, it can give no assurance that these expectations and assumptions will prove to have been correct, and actual results may vary materially. For example, (1) the Company may be unable to obtain the stockholder approval required for the Redomicile Transaction; (2) the Company may abandon the Redomicile Transaction; (3) conditions to the closing of the Redomicile Transaction may not be satisfied; (4) the Redomicile Transaction may involve unexpected costs, unexpected liabilities or unexpected delays; (5) the Company’s business may suffer as a result of uncertainty surrounding the Redomicile Transaction; (6) the Company may not realize the anticipated benefits of the Redomicile Transaction; (7) the Redomicile Transaction may negatively impact the Company’s relationships; (8) the Redomicile Transaction may result in negative publicity affecting the Company’s business and the price of the Company’s common stock; (9) the Redomicile Transaction may have negative tax consequences to the Company and holders of the Company’s common stock and (10) the Company may be adversely affected by other economic, business, and/or competitive factors. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Registration Statement on Form S-4 filed by Gold Torrent Canada with the SEC in connection with the Redomicile Transaction. All forward-looking statements included in this document are based upon information available to the Company on the date hereof, and except as required by law, the Company does not undertake any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

Important Note

This current report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication relates to a transaction which is the subject of a Form S-4 Registration Statement (File No. 333-221123) filed with the SEC by Gold Torrent Canada. This Form S-4 Registration Statement includes a prospectus of Gold Torrent Canada and a proxy statement of the Company, as well as other relevant documents concerning the proposed Redomicile Transaction. This current report on Form 8-K is not a substitute for the Form S-4 Registration Statement Gold Torrent Canada has filed with the SEC regarding the proposed Redomicile Transaction (and any amendments and supplements thereto). INVESTORS AND SECURITY HOLDERS OF GOLD TORRENT, INC. ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS INCLUDED WITH THE FORM S-4 REGISTRATION STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) CAREFULLY AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT GOLD TORRENT (CANADA) INC., GOLD TORRENT, INC. AND THE REDOMICILE TRANSACTION. Investors and security holders may obtain a free copy of the proxy statement/prospectus and other relevant documents filed with the SEC from the SEC’s web site at www.sec.gov or at the Company’s web site at www.goldtorrentinc.com. Investors and security holders may also read and copy any reports, statements and other information filed by Gold Torrent, Inc. or Gold Torrent (Canada) Inc., with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room. Investors and security holders may also obtain, without charge, a copy of the proxy statement/prospectus and other relevant documents by directing a request by mail or telephone to Gold Torrent, Inc., 960 Broadway Avenue, Suite 530, Boise, ID 83706, telephone (208) 343-1413.

Gold Torrent, Inc. and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the proposed Redomicile Transaction. Information about these persons is set forth in the Company’s Annual Report on Form 10-K filed by the Company with the SEC on June 23, 2017, and is also included in the Form S-4 Registration Statement filed by Gold Torrent Canada. These documents can be obtained free of charge from the sources indicated above. Investors and security holders may obtain additional information regarding the interests of such persons, which may be different from those of the Company’s stockholders generally, by reading the proxy statement/prospectus and other relevant documents regarding the proposed Redomicile Transaction.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLD TORRENT, INC.

/s/ Daniel Kunz
Daniel Kunz
Chief Executive Officer

Date: January 10, 2018